[photo of waterfall]

                                           Semiannual Report January 31, 2000

Oppenheimer
Money Market Fund, Inc.

[logo] OppenheimerFunds(R)
       The Right Way to Invest

REPORT HIGHLIGHTS

Money market returns were generally higher than the yields reported one year ago, primarily because of higher short-term interest rates during the reporting period.

Consistent with maintaining liquidity and preserving capital, we generally found the most attractive yields in high-quality asset-backed commercial paper.


Current Yield
For the 7-Day Period Ended 1/31/00*

Class A
With          Without
Compounding   Compounding
-------------------------
5.39%         5.25%



    CONTENTS

 1  President's Letter

 3  An Interview
    with Your Fund's
    Manager

 7  Financial
    Statements

19  Officers and Directors

20  OppenheimerFunds
    Family


------------------------
  Not FDIC Insured.
  No Bank Guarantee.
  May Lose Value.
------------------------
* See page 5 for further details.

PRESIDENT'S LETTER


[Macaskill photo]
Bridget A. Macaskill
President
Oppenheimer
Money Market
Fund, Inc.


Dear shareholder,

Whenever a new year begins--let alone a new decade or century--it makes sense to pause a moment to assess where we've been and where we're going.
      In retrospect, U.S. stocks and bonds in 1999 were subject to sudden and substantial swings in investor sentiment because of economic uncertainty. When the year began, investors were concerned that growth in the United States might slow in response to economic weakness overseas. At mid-year, investors were concerned that the economy was too strong, potentially rekindling inflationary pressures. Yet, by year end, it became clearer that while the U.S. economy grew robustly in 1999, inflation remained at low levels. Indeed, investors appeared more comfortable with the economy after the Federal Reserve Board demonstrated its inflation-fighting resolve by raising interest rates three times between June and November.
      As is normal in a rising-interest-rate environment, bond prices generally declined in 1999, led lower by U.S. Treasury bonds. In the stock market, while most major indices advanced, strong performance was mostly limited to a handful of large-capitalization growth companies, principally in the technology arena. Smaller and value-oriented stocks provided particularly lackluster returns, and overall, foreign stocks outperformed U.S. stocks in 1999.
      Looking forward, we expect the U.S. economy to remain on a moderate-growth, low-inflation course. As recent revisions of 1999's economic statistics demonstrated, the economy has defied many analysts' forecasts by growing at a strong rate, which should be positive for the bond market. Similarly, positive economic forces could help the stock market's performance broaden to include value-oriented and smaller stocks.
      We see particularly compelling opportunities outside of the U.S. market. Many foreign stocks also ended 1999 more attractively valued than large-cap U.S. stocks, and economic trends in overseas markets could lead to higher stock prices. In Europe, corporate restructuring has just begun, giving


                    1 | OPPENHEIMER MONEY MARKET FUND, INC.

PRESIDENT'S LETTER


companies there the same potential for cost-cutting and productivity improvements that U.S. companies enjoyed 10 years ago. In Japan and Asia, economic recovery is expected to gain strength, which could allow stocks to rally from relatively low levels.
      Another 1999 trend that should remain in force in 2000 is the growth of businesses related to the Internet. The rise of e-commerce has been good for consumers and the economy because of greater price competition, which has helped keep inflation under control. The Internet has also been good for investors, as even companies with no earnings have seen their stock prices soar. Clearly, while the Internet is here to stay, not all "dot-com" companies will survive, and many of these high-flying Internet stocks will eventually--and perhaps very suddenly--return to more reasonable levels. The long-term winners are most likely to be companies that support the Internet's growth with content or infrastructure.
      What else is in store for investors in 2000? While we do not have an infallible crystal ball, we believe that in almost any investment environment, consistent success stems from an unwavering focus on fundamental investment principles such as maintaining a long-term perspective, using diversification to manage risk and availing oneself of the services of a knowledgeable financial advisor. Indeed, these principles serve as the foundation for every investment we offer, helping to make OppenheimerFunds The Right Way to Invest in 2000 and beyond.

Sincerely,
/S/ Bridget A. Macaskill
Bridget A. Macaskill
February 22, 2000

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of any particular fund. Specific discussion, as it applies to your Fund, is contained in the pages that follow.


                    2 | OPPENHEIMER MONEY MARKET FUND, INC.

AN INTERVIEW WITH YOUR FUND'S MANAGER


Q How has the Fund performed over the past six months?

A. Over the six-month period that ended January 31, 2000, Oppenheimer Money Market Fund, Inc. maintained a stable share price of $1.00 per share, while continuing to provide its investors with a steady stream of income. For the seven-day period that ended January 31, 2000, the Fund's compounded current yield was 5.39%. Without compounding, the corresponding yield was 5.25%.(1) These returns were generally higher than the yields reported one year ago, primarily because of higher short-term interest rates during the reporting period.

How did the robust U.S. economy affect interest rates?

When the reporting period began, the Federal Reserve had just initiated the first interest-rate increases of 1999. The rate hike was a pre-emptive response to concerns that stronger than expected economic growth might rekindle long-dormant inflationary pressures. These concerns were fueled by positive economic news from overseas, where the worst of the economic malaise appeared to be over for Japan, Asia and Latin America, and within the United States, where unemployment reached historical lows and consumers appeared to be spending more than they were earning. The Federal Reserve Board subsequently raised interest rates twice more during the summer and fall, effectively offsetting all of 1998's rate cuts.



1. See page 5 for further details.


                    3 | OPPENHEIMER MONEY MARKET FUND, INC.

AN INTERVIEW WITH YOUR FUND'S MANAGER


Did Y2K influence the money markets at all?

Yes. The money markets were affected by Y2K-related worries. Although the investment community's consensus opinion appeared to be that the U.S. financial system was prepared for the advent of the year 2000, many issuers decided to play it safe by issuing securities that generally featured maturity dates in January and February of 2000. This reduced the need for the issuers to return to the marketplace close to year-end 1999. However, because so many issuers came to market at the same time, they were compelled to increase their securities' yields in order to attract investor interest. Money market fund shareholders generally benefited from these higher yields.

How did you manage the Fund in such an environment?

Under these market conditions, we focused primarily on enhancing the Fund's yield in a way that was consistent with maintaining liquidity and preserving capital. We generally found the most attractive yields in high-quality asset-backed commercial paper. The asset-backed commercial paper market has grown tremendously over the past several years, but we have invested only in highly liquid securities from seasoned issuers who have passed our rigorous credit analysis. We also found attractive income opportunities in commercial paper issued by financial companies, such as high-quality insurers and banks. On the other hand, we found few opportunities in U.S. Treasury bills, which were in relatively short supply because of the federal budget surplus.

What is your outlook over the coming months?

We expect the U.S. economy to remain strong over the next several months, which may prompt the Federal Reserve Board to increase interest rates further. Regardless of the direction of interest rates over the coming months, we will continue to search for attractive yield while prudently keeping your objectives of safety and liquidity first in mind. This is part of our commitment to keep Oppenheimer Money Market Fund, Inc. an important part of The Right Way to Invest.


[callout]
"We generally found the most attractive yields in high-quality asset-backed commercial paper."



                    4 | OPPENHEIMER MONEY MARKET FUND, INC.

NOTES


In reviewing performance and rankings, please remember that past performance does not guarantee future results. Yields will fluctuate. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Compounded yields assume reinvestment of dividends.



                    5 | OPPENHEIMER MONEY MARKET FUND, INC.

Financials




                   6  | OPPENHEIMER MONEY MARKET FUND, INC.

STATEMENT OF INVESTMENTS  January 31, 2000 / Unaudited

                                                            Face              Value
                                                          Amount         See Note 1
===================================================================================
 Direct Bank Obligations--3.1%

 Deutsche Bank AG:
 5.88%, 3/29/00                                      $25,000,000        $25,001,622
-----------------------------------------------------------------------------------
 U.S. Bank NA Minneapolis:
 5.96%, 3/22/00(1)                                    30,000,000         30,000,000
                                                                        -----------
 Total Direct Bank Obligations                                           55,001,622

===================================================================================
 Letters of Credit--1.3%

 Bank of America, guaranteeing commercial paper of
 Formosa Plastics Corp., USA, Series II:
 5.91%, 5/12/00                                       23,000,000         22,618,641
-----------------------------------------------------------------------------------
 Bank One Indiana NA, guaranteeing commercial paper
 of Primex Funding Corp.:
 5.94%, 8/1/07(2,3)                                      300,000            300,000
                                                                        -----------
 Total Letters of Credit                                                 22,918,641

===================================================================================
 Short-Term Notes--96.9%
-----------------------------------------------------------------------------------
 Aerospace/Defense--2.2%
 British Aerospace North America, Inc.:
 6.14%, 3/8/00-3/10/00(1)                             39,641,000         39,390,563
-----------------------------------------------------------------------------------
 Asset-Backed--24.4%
 Asset Backed Capital Finance, Inc.:
 5.86%, 3/23/00(1)                                    11,000,000         10,908,682
 5.95%, 2/8/00(1)                                      6,250,000          6,242,769
 6.08%, 2/1/00(1)                                     20,000,000         20,000,000
-----------------------------------------------------------------------------------
 Asset-Securitization Cooperative:
 5.82%, 2/23/00-2/24/00(1)                            33,000,000         32,881,014
-----------------------------------------------------------------------------------
 Beta Finance, Inc.:
 5.80%, 3/14/00(1)                                    25,000,000         24,830,833
 5.82%, 3/20/00(1)                                    20,000,000         19,845,333
-----------------------------------------------------------------------------------
 Breeds Hill Capital Co. LLC, Series A:
 5.91%, 3/16/00(1)                                     9,600,000          9,530,656
 5.93%, 2/11/00(1)                                    29,770,000         29,720,631
 6.18%, 3/6/00(1)                                     10,000,000          9,941,633
-----------------------------------------------------------------------------------
 CIESCO LP:
 6.17%, 2/17/00                                       35,000,000         34,904,022
-----------------------------------------------------------------------------------
 Falcon Asset Securitization Corp.:
 5.65%, 2/10/00(1)                                    24,530,000         24,495,351
-----------------------------------------------------------------------------------
 Lexington Parker Capital Co. LLC:
 5.90%, 4/24/00(1)                                    14,199,000         14,005,854
 5.92%, 3/17/00(1)                                     7,000,000          6,948,200
 6%, 3/2/00(1)                                        14,700,000         14,626,500
-----------------------------------------------------------------------------------
 Moat Funding LLC:
 5.80%, 3/9/00(1)                                     10,000,000          9,940,389


                   7  | OPPENHEIMER MONEY MARKET FUND, INC.


STATEMENT OF INVESTMENTS  Unaudited / Continued


                                                            Face              Value
                                                          Amount         See Note 1
-----------------------------------------------------------------------------------
 Asset-Backed  Continued
 Moriarty Ltd.:
 5.88%, 4/25/00-4/27/00(1)                           $30,000,000       $ 29,584,153
-----------------------------------------------------------------------------------
 Park Avenue Receivables Corp.:
 5.92%, 2/14/00(1)                                    11,000,000         10,976,484
-----------------------------------------------------------------------------------
 Preferred Receivables Funding Corp.:
 5.83%, 3/23/00(1)                                    27,000,000         26,777,003
 5.85%, 2/8/00(1)                                     10,000,000          9,988,625
-----------------------------------------------------------------------------------
 Sigma Finance, Inc.:
 5.87%, 2/22/00-4/10/00(1)                            32,000,000         31,835,640
 5.95%, 3/29/00(1)                                    10,000,000          9,905,792
-----------------------------------------------------------------------------------
 Variable Funding Capital Corp.:
 5.68%, 2/18/00(1)                                    25,000,000         24,932,944
 5.75%, 3/3/00(1)                                     16,000,000         15,920,778
                                                                       ------------
                                                                        428,743,286

-----------------------------------------------------------------------------------
 Banks--4.2%
 Banc One Financial Corp.:
 5.77%, 3/10/00(1)                                    20,000,000         19,878,189
-----------------------------------------------------------------------------------
 Credit Suisse First Boston, Inc.:
 5.61%, 2/11/00(1)                                    15,000,000         14,976,625
 5.79%, 2/8/00(1)                                     15,000,000         14,983,113
-----------------------------------------------------------------------------------
 Keycorp:
 5.97%, 2/3/00                                        10,000,000          9,996,683
 5.98%, 3/31/00                                       15,000,000         14,852,992
                                                                       ------------
                                                                         74,687,602

-----------------------------------------------------------------------------------
 Broker/Dealers--15.9%
 Banc of America Securities LLC:
 6.013%, 2/1/00(2)                                    50,000,000         50,000,000
-----------------------------------------------------------------------------------
 Bear Stearns Cos., Inc.:
 5.45%, 2/7/00                                        20,000,000         19,981,833
 5.781%, 2/14/00(2)                                   15,000,000         15,000,000
 5.95%, 3/21/00                                       15,000,000         14,878,521
-----------------------------------------------------------------------------------
 Goldman Sachs Group LP:
 5.95%, 3/9/00                                        20,000,000         19,877,694





                   8  | OPPENHEIMER MONEY MARKET FUND, INC.



                                                            Face              Value
                                                          Amount         See Note 1
-----------------------------------------------------------------------------------
 Broker/Dealers  Continued
 Goldman Sachs Group LP Promissory Note:
 6.01%, 3/27/00(3)                                   $20,000,000       $ 20,000,000
-----------------------------------------------------------------------------------
 Merrill Lynch & Co., Inc.:
 5.85%, 2/7/00-3/15/00                                48,000,000         47,863,013
-----------------------------------------------------------------------------------
 Morgan Stanley, Dean Witter & Co.:
 5.812%, 6/8/00(2)                                    50,000,000         50,000,000
 5.79%, 2/28/00                                       20,000,000         19,913,150
-----------------------------------------------------------------------------------
 Morgan Stanley, Dean Witter & Co., Series C:
 6.221%, 3/15/01(2)                                    7,000,000          7,000,000
-----------------------------------------------------------------------------------
 Salomon Smith Barney Holdings, Inc.:
 5.50%, 2/8/00                                        15,000,000         14,983,958
                                                                       ------------
                                                                        279,498,169

-----------------------------------------------------------------------------------
 Building Materials--2.0%
 Compagnie de Saint-Gobain:
 5.80%, 3/27/00(1)                                    35,000,000         34,689,861
-----------------------------------------------------------------------------------
 Chemicals--0.8%
 Henkel Corp.:
 5.72%, 3/13/00(1)                                    14,000,000         13,908,798
-----------------------------------------------------------------------------------
 Commercial Finance--10.2%
 Caterpillar Financial Services Corp.:
 6.10%, 4/3/00                                        15,000,000         14,842,417
-----------------------------------------------------------------------------------
 CIT Group, Inc.:
 5.84%, 4/26/00                                       15,000,000         14,793,167
 5.92%, 3/24/00                                       25,000,000         24,786,222
-----------------------------------------------------------------------------------
 Countrywide Home Loans:
 5.67%, 2/9/00                                        25,000,000         24,968,500
 6.20%, 2/16/00                                        7,000,000          6,983,375
 6.60%, 2/4/00                                        10,000,000          9,994,500
-----------------------------------------------------------------------------------
 Heller Financial, Inc.:
 5.90%, 3/2/00                                         7,500,000          7,463,125
 6.10%, 2/18/00                                       15,000,000         14,956,792
-----------------------------------------------------------------------------------
 Heller Financial, Inc., Series H:
 6.33%, 3/1/00(2)                                     10,000,000         10,002,718
-----------------------------------------------------------------------------------
 Homeside Lending, Inc.:
 5.83%, 2/16/00                                       30,000,000         29,927,125
 5.86%, 2/3/00                                        20,000,000         19,993,456
                                                                       ------------
                                                                        178,711,397


                   9  | OPPENHEIMER MONEY MARKET FUND, INC.


STATEMENT OF INVESTMENTS  Unaudited / Continued


                                                            Face              Value
                                                          Amount         See Note 1
-----------------------------------------------------------------------------------
 Consumer Finance--3.3%
 American Express Credit Corp.:
 5.60%, 2/4/00                                       $34,000,000       $ 33,984,133
-----------------------------------------------------------------------------------
 American General Finance Corp.:
 5.82%, 3/3/00                                        25,000,000         24,874,708
                                                                       ------------
                                                                         58,858,841

-----------------------------------------------------------------------------------
 Diversified Financial--7.1%
 Ford Motor Credit Co.:
 5.58%, 2/22/00                                       20,000,000         19,933,967
-----------------------------------------------------------------------------------
 General Electric Capital Corp.:
 5.90%, 3/13/00                                       15,000,000         14,899,208
-----------------------------------------------------------------------------------
 General Electric Capital Services:
 5.83%, 3/16/00                                       40,000,000         39,714,978
 5.90%, 3/10/00                                       10,000,000          9,937,722
-----------------------------------------------------------------------------------
 National Rural Utilities Cooperative Finance Corp.:
 5.72%, 3/21/00                                       10,000,000          9,922,145
 5.80%, 4/4/00                                        20,000,000         19,797,000
 6%, 3/28/00                                          10,000,000          9,906,667
                                                                       ------------
                                                                        124,111,687

-----------------------------------------------------------------------------------
 Diversified Media--1.7%
 Omnicom Finance, Inc.:
 5.68%, 2/4/00(1)                                      5,000,000          4,997,633
 5.72%, 2/7/00(1)                                      5,000,000          4,995,233
 5.85%, 2/14/00(1)                                    20,000,000         19,957,750
                                                                       ------------
                                                                         29,950,616

-----------------------------------------------------------------------------------
 Electrical Equipment--2.5%
 Xerox Capital (Europe) plc:
 5.84%, 2/1/00                                        43,650,000         43,650,000
-----------------------------------------------------------------------------------
 Electric Utilities--1.9%
 Edison International:
 5.72%, 3/13/00(1)                                    18,000,000         17,882,740
 5.89%, 4/17/00(1)                                    16,000,000         15,801,049
                                                                       ------------
                                                                         33,683,789


                   10 | OPPENHEIMER MONEY MARKET FUND, INC.


                                                            Face              Value
                                                          Amount         See Note 1
-----------------------------------------------------------------------------------
 Gas Utilities--1.2%
 Centrica plc:
 5.90%, 4/26/00(1)                                   $20,815,000       $ 20,525,036
-----------------------------------------------------------------------------------
 Insurance--7.7%
 AIG Life Insurance Co.:
 5.828%, 2/1/00(2,3)                                  20,000,000         20,000,000
-----------------------------------------------------------------------------------
 Jackson National Life Insurance Co.:
 5.83%, 8/1/00(2)                                      2,000,000          2,000,000
 5.83%, 2/1/00(2)                                     30,000,000         30,000,000
-----------------------------------------------------------------------------------
 Metropolitan Life Insurance Co.:
 6.077%, 2/1/00(2)                                    33,000,000         33,000,000
-----------------------------------------------------------------------------------
 Protective Life Insurance Co.:
 5.857%, 2/1/00(2)                                    15,000,000         15,000,000
-----------------------------------------------------------------------------------
 Prudential Insurance Co. of America:
 6.04%, 4/3/00(2)                                     25,000,000         25,000,000
-----------------------------------------------------------------------------------
 Travelers Insurance Co.:
 5.848%, 10/5/00(2,3)                                 10,000,000         10,000,000
                                                                       ------------
                                                                        135,000,000

-----------------------------------------------------------------------------------
 Leasing & Factoring--1.7%
 American Honda Finance Corp.:
 5.803%, 2/16/00(2,4)                                 20,000,000         19,997,886
 5.84%, 4/19/00                                       10,000,000          9,873,467
                                                                       ------------
                                                                         29,871,353

-----------------------------------------------------------------------------------
 Metals/Mining--0.8%
 Alcoa, Inc.:
 5.88%, 4/26/00                                       14,196,000         13,998,912
-----------------------------------------------------------------------------------
 Oil: Domestic--1.1%
 Motiva Enterprises LLC:
 5.72%, 3/22/00-3/24/00                               20,000,000         19,837,934
-----------------------------------------------------------------------------------
 Photography--1.2%
 Eastman Kodak Co.:
 5.90%, 4/20/00                                       21,000,000         20,728,108
-----------------------------------------------------------------------------------
 Special Purpose Financial--4.8%
 Intrepid Funding Master Trust, Series 1999A:
 6.05%, 2/2/00(4)                                     25,000,000         24,995,799
-----------------------------------------------------------------------------------
 KZH-KMS Corp.:
 5.83%, 3/29/00(1)                                    20,000,000         19,815,383
 5.86%, 4/6/00(1)                                      9,000,000          8,904,775
-----------------------------------------------------------------------------------
 SMM Trust, Series 1999-B:
 6.181%, 3/15/00(2,3)                                 30,000,000         30,000,000
                                                                       ------------
                                                                         83,715,957



                   11 | OPPENHEIMER MONEY MARKET FUND, INC.


STATEMENT OF INVESTMENTS  Unaudited / Continued


                                                            Face              Value
                                                          Amount         See Note 1
-----------------------------------------------------------------------------------
 Telecommunications: Technology--2.2%
 GTE Corp.:
 5.69%, 2/7/00(1)                                    $ 5,000,000     $    4,995,258
-----------------------------------------------------------------------------------
 GTE Corp., Series A:
 6.155%, 3/13/00(2)                                   33,000,000         32,992,337
                                                                     --------------
                                                                         37,987,595
                                                                     --------------
 Total Short-Term Notes                                               1,701,549,504

===================================================================================
 U.S. Government Agencies--0.9%

 Federal Home Loan Mortgage Corp.:
 5.66%, 3/7/00                                        15,000,000         14,917,458
-----------------------------------------------------------------------------------
 Total Investments, at Value                               102.2%     1,794,387,225
-----------------------------------------------------------------------------------
 Liabilities in Excess of Other Assets                      (2.2)       (38,140,661)
                                                     ------------------------------
 Net Assets                                                100.0%    $1,756,246,564
                                                     ==============================


FOOTNOTES TO STATEMENT OF INVESTMENTS

Short-term notes, direct bank obligations and letters of credit are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.
1. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $679,541,270, or 38.69% of the Fund's net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Directors.
2. Represents the current interest rate for a variable or increasing rate security.
3. Represents a restricted security that is considered illiquid, by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale. Such securities amount to $80,300,000, or 4.57% of the Fund's net assets. The Fund may not invest more than 10% of its net assets (determined at the time of purchase) in illiquid securities.
4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $44,993,685, or 2.56% of the Fund's net assets as of January 31, 2000.

See accompanying Notes to Financial Statements.



                  12 | OPPENHEIMER MONEY MARKET FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES  Unaudited

 January 31, 2000
===================================================================================
 Assets

 Investments, at value--see accompanying statement                   $1,794,387,225
-----------------------------------------------------------------------------------
 Cash                                                                     3,980,695
-----------------------------------------------------------------------------------
 Receivables and other assets:
 Shares of capital stock sold                                            87,583,715
 Interest                                                                 2,959,223
 Other                                                                       69,339
                                                                     --------------
 Total assets                                                         1,888,980,197

===================================================================================
 Liabilities

 Payables and other liabilities:
 Shares of capital stock redeemed                                       130,008,958
 Dividends                                                                1,987,408
 Transfer and shareholder servicing agent fees                              289,651
 Directors' compensation                                                    210,792
 Other                                                                      236,824
                                                                     --------------
 Total liabilities                                                      132,733,633

===================================================================================
 Net Assets                                                          $1,756,246,564
                                                                     ==============
===================================================================================
 Composition of Net Assets

 Par value of shares of capital stock                                 $ 175,635,200
-----------------------------------------------------------------------------------
 Additional paid-in capital                                           1,580,569,021
-----------------------------------------------------------------------------------
 Accumulated net realized gain on investment transactions                    42,343
                                                                     --------------
 Net assets--applicable to 1,756,353,998 shares of capital
 stock outstanding                                                   $1,756,246,564
                                                                     ==============
===================================================================================
 Net Asset Value, Redemption Price and Offering Price Per Share               $1.00
                                                                              =====



See accompanying Notes to Financial Statements.



                  13 | OPPENHEIMER MONEY MARKET FUND, INC.

STATEMENT OF OPERATIONS  Unaudited


 For the Six Months Ended January 31, 2000
===================================================================================
 Investment Income

 Interest                                                               $47,475,145

===================================================================================
 Expenses

 Management fees                                                          3,501,328
-----------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                            2,160,538
-----------------------------------------------------------------------------------
 Shareholder reports                                                        318,927
-----------------------------------------------------------------------------------
 Directors' compensation                                                     50,779
-----------------------------------------------------------------------------------
 Custodian fees and expenses                                                 38,191
-----------------------------------------------------------------------------------
 Other                                                                      121,610
                                                                        -----------
 Total expenses                                                           6,191,373
 Less expenses paid indirectly                                               (7,162)
                                                                        -----------
 Net expenses                                                             6,184,211

===================================================================================
 Net Investment Income                                                   41,290,934

===================================================================================
 Net Increase in Net Assets Resulting from Operations                   $41,290,934
                                                                        ===========



See accompanying Notes to Financial Statements.



                  14 | OPPENHEIMER MONEY MARKET FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS


                                                         Six Months            Year
                                                              Ended           Ended
                                                      Jan. 31, 2000        July 31,
                                                        (Unaudited)            1999
===================================================================================
 Operations

 Net investment income                               $   41,290,934  $   61,850,009
-----------------------------------------------------------------------------------
 Net realized gain                                               --          39,387
                                                     ------------------------------
 Net increase in net assets resulting from operations    41,290,934      61,889,396

===================================================================================
 Dividends and/or Distributions to Shareholders         (41,290,934)    (61,850,009)

===================================================================================
 Capital Stock Transactions

 Net increase in net assets resulting from
 capital stock transactions                             259,801,038     301,662,160

===================================================================================
 Net Assets

 Total increase                                         259,801,038     301,701,547
-----------------------------------------------------------------------------------
 Beginning of period                                  1,496,445,526   1,194,743,979
                                                     ------------------------------
 End of period                                       $1,756,246,564  $1,496,445,526
                                                     ==============================



See accompanying Notes to Financial Statements.


                  15 | OPPENHEIMER MONEY MARKET FUND, INC.

FINANCIAL HIGHLIGHTS

                                             Six Months                                                      Year         Year
                                                  Ended                                                     Ended        Ended
                                          Jan. 31, 2000                                                  July 31,     Dec. 31,
                                            (Unaudited)           1999           1998           1997         1996(1)      1995
==============================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period             $1.00          $1.00          $1.00          $1.00        $1.00        $1.00
------------------------------------------------------------------------------------------------------------------------------
 Income from investment operations:
 Net investment income and
 net realized gain                                  .03            .05            .05            .05          .03          .05
 Dividends and/or distributions
 to shareholders                                   (.03)          (.05)          (.05)          (.05)        (.03)        (.05)
                                                  ----------------------------------------------------------------------------
 Net asset value, end of period                   $1.00          $1.00          $1.00          $1.00        $1.00        $1.00
                                                  ============================================================================

==============================================================================================================================
 Total Return(2)                                   2.51%          4.61%          5.03%          4.83%        2.80%        5.40%

==============================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in millions)         $1,756         $1,496         $1,195         $1,014       $1,102         $818
------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in millions)                $1,655         $1,371         $1,114         $1,011       $  901         $855
------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                             4.95%          4.51%          4.89%          4.73%        4.68%        5.19%
 Expenses                                          0.74%          0.78%          0.87%(4)       0.87%(4)     0.84%(4)     0.90%(4)



1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total returns reflect changes in net investment income only.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.


                   16 | OPPENHEIMER MONEY MARKET FUND, INC.

NOTES TO FINANCIAL STATEMENTS  Unaudited


================================================================================
1. Significant Accounting Policies

Oppenheimer Money Market Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek the maximum current income that is consistent with stability of principal. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Portfolio securities are valued on the basis of amortized cost, which approximates market value.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.
--------------------------------------------------------------------------------
Directors' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Directors. Benefits are based on years of service and fees paid to each director during the years of service. During the six months ended January 31, 2000, a provision of $5,048 was made for the Fund's projected benefit obligations, resulting in an accumulated liability of $201,845 as of January 31, 2000.
      The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Directors in shares of one or more Oppenheimer funds selected by the director. The amount paid to the Board of Directors under the plan will be determined based upon the performance of the selected funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.


                   17 | OPPENHEIMER MONEY MARKET FUND, INC.

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued


================================================================================
1. Significant Accounting Policies Continued

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date. Realized gains and losses on investments are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Capital Stock

The Fund has authorized 5 billion shares of $.10 par value capital stock. Transactions in shares of capital stock were as follows:

                                    Six Months Ended January 31, 2000                Year Ended July 31, 1999
                                           Shares              Amount              Shares              Amount
-------------------------------------------------------------------------------------------------------------
 Sold                               2,325,115,202     $ 2,325,115,202       3,609,705,072     $ 3,609,705,072
 Dividends and/or distributions
 reinvested                            39,468,657          39,468,657          58,739,770          58,739,770
 Redeemed                          (2,104,782,821)     (2,104,782,821)     (3,366,782,682)     (3,366,782,682)
                                   --------------------------------------------------------------------------
 Net increase                         259,801,038     $   259,801,038         301,662,160     $   301,662,160
                                   ==========================================================================

================================================================================
3. Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund, which provides for a fee of 0.45% of the first $500 million of average annual net assets, 0.425% of the next $500 million, 0.40% of the next $500 million, and 0.375% of net assets in excess of $1.5 billion. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the lesser of 1% of average annual net assets of the Fund or 25% of the total annual investment income of the Fund. The Fund's management fee for the six months ended January 31, 2000, was 0.42% of the Fund's average annual net assets, annualized for periods of less than one full year.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.


                   18 | OPPENHEIMER MONEY MARKET FUND, INC.

OPPENHEIMER MONEY MARKET FUND, INC.

========================================================================================
 Officers and Directors    Leon Levy, Chairman of the Board of Directors
                           Donald W. Spiro, Vice Chairman of the Board of Directors
                           Bridget A. Macaskill, President
                           Robert G. Galli, Director
                           Benjamin Lipstein, Director
                           Elizabeth B. Moynihan, Director
                           Kenneth A. Randall, Director
                           Edward V. Regan, Director
                           Russell S. Reynolds, Jr., Director
                           Clayton K. Yeutter, Director
                           Carol E. Wolf, Vice President
                           Arthur J. Zimmer, Vice President
                           Andrew J. Donohue, Secretary
                           Brian W. Wixted, Treasurer
                           Robert G. Zack, Assistant Secretary
                           Robert J. Bishop, Assistant Treasurer
                           Scott T. Farrar, Assistant Treasurer

========================================================================================
 Investment Advisor        OppenheimerFunds, Inc.

========================================================================================
 Distributor               OppenheimerFunds Distributor, Inc.

========================================================================================
 Transfer and Shareholder  OppenheimerFunds Services
 Servicing Agent

========================================================================================
 Custodian of              Citibank, N.A.
 Portfolio Securities

========================================================================================
 Independent Auditors      KPMG LLP

========================================================================================
 Legal Counsel             Mayer, Brown & Platt

                           The financial statements included herein have been taken from the records of the Fund without examination of the independent auditors.

                           This is a copy of a report to shareholders of Oppenheimer
                           Money Market Fund, Inc. This report must be preceded or
                           accompanied by a Prospectus of Oppenheimer Money Market Fund,
                           Inc. For material information concerning the Fund, see the
                           Prospectus.

                           Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.



                   19 | OPPENHEIMER MONEY MARKET FUND, INC.

OPPENHEIMERFUNDS FAMILY

============================================================================================================
 Global Equity
                         Developing Markets Fund            Global Fund
                         International Small Company Fund   Quest Global Value Fund
                         Europe Fund                        Global Growth & Income Fund
                         International Growth Fund

============================================================================================================
 Equity
                         Stock                              Stock & Bond
                         Enterprise Fund(1)                 Main Street(R) Growth & Income Fund
                         Discovery Fund                     Quest Opportunity Value Fund
                         Main Street(R) Small Cap Fund      Total Return Fund
                         Quest Small Cap Value Fund         Quest Balanced Value Fund
                         MidCap Fund                        Capital Income Fund(2)
                         Capital Appreciation Fund          Multiple Strategies Fund
                         Growth Fund                        Disciplined Allocation Fund
                         Disciplined Value Fund             Convertible Securities Fund
                         Quest Value Fund
                         Trinity Growth Fund                Specialty
                         Trinity Core Fund                  Real Asset Fund
                         Trinity Value Fund                 Gold & Special Minerals Fund

============================================================================================================
 Fixed Income
                         Taxable                            Municipal
                         International Bond Fund            California Municipal Fund(3)
                         World Bond Fund                    Main Street(R) California Municipal Fund(3)
                         High Yield Fund                    Florida Municipal Fund(3)
                         Champion Income Fund               New Jersey Municipal Fund(3)
                         Strategic Income Fund              New York Municipal Fund(3)
                         Bond Fund                          Pennsylvania Municipal Fund(3)
                         Senior Floating Rate Fund          Municipal Bond Fund
                         U.S. Government Trust              Insured Municipal Fund
                         Limited-Term Government Fund       Intermediate Municipal Fund
                                                            Rochester Division
                                                            Rochester Fund Municipals
                                                            Limited Term New York Municipal Fund

============================================================================================================
 Money Market(4)
                         Money Market Fund                  Cash Reserves


1. Effective July 1, 1999, this fund is closed to new investors. See prospectus for details.
2. On 4/1/99, the Fund's name was changed from "Oppenheimer Equity Income Fund."
3. Available to investors only in certain states.
4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.
Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.
(C) Copyright 2000 OppenheimerFunds, Inc. All rights reserved.



                   20 | OPPENHEIMER MONEY MARKET FUND, INC.

INFORMATION AND SERVICES


As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.


--------------------------------------------------------------------------------
Internet
24-hr access to account information and transactions
www.oppenheimerfunds.com
--------------------------------------------------------------------------------
General Information
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
--------------------------------------------------------------------------------
Telephone Transactions
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
--------------------------------------------------------------------------------
PhoneLink
24-hr automated information and automated transactions
1.800.533.3310
--------------------------------------------------------------------------------
Telecommunications Device for the Deaf (TDD)
Mon-Fri 8:30am-7pm ET
1.800.843.4461
--------------------------------------------------------------------------------
OppenheimerFunds Information Hotline
24 hours a day, timely and insightful messages on the
economy and issues that may affect your investments
1.800.835.3104
--------------------------------------------------------------------------------
Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
--------------------------------------------------------------------------------


RS0200.001.0100  March 31, 2000                       [logo] OppenheimerFunds(R)
                                                               Distributor, Inc.